UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2016
Date of reporting period: April 30, 2016

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

June 1, 2016

DAVIS GLOBAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis Global Fund outperformed the Morgan Stanley Capital International All Country World Index ("MSCI ACWI®") for the six-month period ended April 30, 2016. The Fund's Class A shares delivered a total return on net asset value of 3.63%, versus a negative 0.94% return for the MSCI ACWI®. The sectors1 within the MSCI ACWI® that reported the strongest performance were Materials (up 7%), Utilities (up 6%), and Consumer Staples (up 4%). The sectors within the MSCI ACWI® that reported the weakest performance were Information Technology (down 4%), Financials (down 4%), and Consumer Discretionary (down 4%).
Contributors to Performance
The Fund's holdings in the Information Technology sector made significant contributions2 to performance. The Fund's Information Technology holdings were up about 15%, compared to down 4% for the MSCI ACWI® sector. The Fund's performance was slightly hampered by its significant overweight position in this sector, versus the MSCI ACWI® (23%, versus 14%). Quotient Technology3 (up 110%) was the Fund's overall top contributor. Didi Chuxing (up 27%) and Baidu (up 4%) were key contributors.
Returns from holdings in the Consumer Discretionary sector also helped performance. The Fund's Consumer Discretionary holdings were up about 2%, compared to down 4% for the MSCI ACWI® sector. Amazon (up 5%), the Fund's largest holding, along with Baoxin Auto Group (up 51%) were strong performers. At the end of the period, Amazon represented 6.39% of total net assets. The Fund no longer owns Baoxin Auto Group.
Although the Fund's Energy holdings were down about 8%, compared to up 3% for the MSCI ACWI® sector, two holdings in particular helped returns, Encana (up 2%), the Fund's third-largest holding, and Apache (up 43%). Apache represents a new position initiated in the beginning of 2016.
The Fund's U.S. holdings outperformed its foreign holdings. The Fund's largest foreign exposure was in Chinese companies, while Brazilian companies reported the highest returns.
Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance. The Fund's Health Care holdings were down about 45%, compared to down 3% for the MSCI ACWI® sector. Valeant Pharmaceuticals (down 64%) was the Fund's overall top detractor. Valeant Pharmaceuticals went from a total net asset position of 1.06% at the beginning of the period to a 2.10% position at the end.
Returns from holdings in the Consumer Staples sector hindered performance. The Fund's Consumer Staples holdings were down about 7%, compared to up 4% for the MSCI ACWI® sector. United Spirits (down 26%) and Lindt & Spruengli (down 7%) were weak performers. The Fund no longer owns Lindt & Spruengli.
Additional detractors from performance were stock specific and included Compagnie Financiere Richemont (down 23%) and Liberty Global (down 13%) from the Consumer Discretionary sector; CAR Inc. (down 35%) and Assa Abloy (down 9%) from the Industrials sector; SouFun Holdings (down 20%) from the Information Technology sector; and Ultra Petroleum (down 96%) from the Energy sector. The Fund no longer owns Compagnie Financiere Richemont, Assa Abloy, and Ultra Petroleum.

Davis Global Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2016, unless otherwise noted.

Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2016, unless otherwise noted.

[1]	The companies included in the Morgan Stanley Capital International All Country World Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis Global Fund Class A versus the
 Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on April 30, 2006

MSCI ACWI®
DGF-A*
DGF-A*
$15,191
MSCI ACWI®
$14,646
$20,000
$15,000
$10,000
$5,000
$0
04/30/06
04/30/07
04/30/08
04/30/09
04/30/10
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16

Average Annual Total Return for periods ended April 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(2.06)%	6.33%	4.78%	7.15%	12/22/04	1.00%	1.00%
Class A - with sales charge	(6.71)%	5.30%	4.27%	6.69%	12/22/04	1.00%	1.00%
Class B†, **	(6.97)%	4.64%	3.96%	6.44%	12/22/04	2.48%	2.30%
Class C**	(3.74)%	5.39%	3.78%	6.13%	12/22/04	1.79%	1.79%
Class Y	(1.78)%	6.61%	N/A	2.68%	07/25/07	0.74%	0.74%
MSCI ACWI®***	(5.66)%	4.69%	3.89%	5.40%

The Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis International Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA ("MSCI ACWI® ex USA") for the six-month period ended April 30, 2016. The Fund's Class A shares delivered a total return on net asset value of negative 0.25%, versus a negative 1.75% return for the MSCI ACWI® ex USA. The sectors1 within the MSCI ACWI® ex USA that reported the strongest performance were Materials (up 8%), Energy (up 7%), and Consumer Staples (up 3%). The sectors within the MSCI ACWI® ex USA that reported the weakest performance were Consumer Discretionary (down 7%), Financials (down 5%), and Health Care (down 4%).
Contributors to Performance
The Fund's holdings in the Information Technology sector made significant contributions2 to performance. The Fund's Information Technology holdings were up about 11%, compared to down 2% for the MSCI ACWI® ex USA sector. Didi Chuxing3 (up 27%), the Fund's second-largest holding, along with Qihoo 360 Technology (up 23%) and Baidu (up 4%) were key contributors. The Fund no longer owns Qihoo 360 Technology.
Although the Fund's Energy holdings were down about 12%, compared to up 7% for the MSCI ACWI® ex USA sector, the Fund benefited from some opportune purchases of two key contributors, Encana and Paramount Resources. At the end of the period, Encana, at 5.91% of total net assets, was the Fund's largest holding, while Paramount Resources, at 4.63% of total net assets, was the Fund's third-largest holding.
Contributions to performance also came from the Fund's Financial holdings, which were up about 6%, compared to down 5% for the MSCI ACWI® ex USA sector. Fund returns were driven by strong stock selection, as well as a significantly underweighted position in the Financial sector, versus the MSCI ACWI ex USA (9%, versus 26%). BM&FBOVESPA (up 74%) was the Fund's overall top contributor.
Additional contributors included InterGlobe Aviation (up 42%) from the Industrials sector and Naspers (up 2%), Baoxin Auto Group (up 51%), and Xiabu Xiabu Catering (up 21%) from the Consumer Discretionary sector. The Fund no longer owns Baoxin Auto Group.
At the country level, the Fund's Brazilian holdings made the largest contribution to the Fund's absolute performance. The Fund had approximately 5% of its net assets invested in Brazilian companies, with its largest position in Chinese companies, at 32% of net assets.
Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance, primarily due to stock selection. The Fund's Health Care holdings were down about 35%, compared to down 4% for the MSCI ACWI® ex USA sector. Valeant Pharmaceuticals (down 64%) was the Fund's overall top detractor.
Returns from holdings in the Consumer Staples sector hindered performance. The Fund's Consumer Staples holdings were down about 4%, compared to up 3% for the MSCI ACWI® ex USA sector. United Spirits (down 26%) and Lindt & Spruengli (down 7%) were weak performers. The Fund no longer owns Lindt & Spruengli.
The Fund's holdings in the Materials sector were another important detractor from performance, also due to stock selection. The Fund's Materials holdings were down about 12%, compared to up 8% for the MSCI ACWI® ex USA sector. The Fund's underweight position in this sector, versus the MSCI ACWI® ex USA (4%, versus 7%), was another drag on performance.
Additional detractors included CAR Inc. (down 35%) and Regus (down 16%) from the Industrials sector; Compagnie Financiere Richemont (down 23%), Vipshop Holdings (down 34%), and Hermes International (down 8%) from the Consumer Discretionary sector; and SouFun Holdings (down 20%) from the Information Technology sector. The Fund no longer owns Compagnie Financiere Richemont.

Davis International Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.
From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2016, unless otherwise noted.
Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2016, unless otherwise noted.
[1]	The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
for an investment made on December 29, 2006

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
DIF-A*
MSCI ACWI® ex USA
$10,768
DIF-A*
$10,639
12/29/06
04/30/07
04/30/08
04/30/09
04/30/10
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16

Average Annual Total Return for periods ended April 30, 2016

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(8.16)%	0.41%	1.19%	12/29/06	1.08%	1.08%
Class A - with sales charge	(12.53)%	(0.57)%	0.67%	12/29/06	1.08%	1.08%
Class B†, **	(12.75)%	(1.34)%	0.22%	12/29/06	5.12%	2.30%
Class C**	(9.93)%	(0.92)%	(0.06)%	12/29/06	2.17%	2.17%
Class Y	(7.84)%	0.51%	4.04%	12/31/09	0.81%	0.81%
MSCI ACWI® ex USA***	(11.28)%	(0.13)%	0.80%

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "Since Inception" return for Class B reflects Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
April 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 04/30/16 Net Assets)		(% of 04/30/16 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (U.S.)	48.88%	Information Technology	24.30%	14.24%
Common Stock (Foreign)	40.20%	Retailing	12.83%	3.64%
Preferred Stock (Foreign)	5.70%	Diversified Financials	12.03%	3.72%
Short-Term Investments	5.11%	Energy	9.41%	6.93%
Other Assets & Liabilities	0.11%	Transportation	7.99%	2.21%
	100.00%	Capital Goods	6.78%	7.49%
		Media	5.87%	2.76%
		Banks	5.63%	9.45%
		Consumer Services	4.42%	1.66%
		Food, Beverage & Tobacco	4.02%	6.21%
		Materials	2.97%	5.11%
		Health Care	2.21%	11.93%
		Insurance	1.31%	4.06%
		Consumer Durables & Apparel	0.23%	1.96%
		Telecommunication Services	–	3.93%
		Real Estate	–	3.46%
		Other	–	11.24%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/16 Stock Holdings)		(% of Fund's 04/30/16 Net Assets)

United States	51.58%	Amazon.com, Inc.	6.39%
China	23.91%	Berkshire Hathaway Inc., Class B	5.43%
Canada	7.30%	Encana Corp.	4.82%
India	3.75%	Alphabet, Inc.*	4.37%
South Africa	3.14%	Didi Chuxing Joint Co., Series A, Pfd.	4.28%
Brazil	2.71%	Wesco Aircraft Holdings, Inc.	3.85%
United Kingdom	2.21%	Quotient Technology Inc.	3.08%
Netherlands	1.63%	JPMorgan Chase & Co.	3.06%
Mexico	1.29%	United Technologies Corp.	3.02%
Switzerland	1.29%	Naspers Ltd. - N	2.98%
France	0.86%
Germany	0.33%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS INTERNATIONAL FUND	Fund Overview
April 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 04/30/16 Net Assets)		(% of 04/30/16 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	89.44%	Information Technology	16.55%	8.13%
Preferred Stock (Foreign)	6.62%	Energy	10.97%	6.74%
Short-Term Investments	3.71%	Capital Goods	9.99%	7.66%
Other Assets & Liabilities	0.23%	Transportation	8.94%	2.83%
	100.00%	Diversified Financials	7.74%	2.98%
		Food, Beverage & Tobacco	6.48%	6.72%
		Media	6.23%	1.95%
		Retailing	6.20%	1.60%
		Health Care	6.01%	8.96%
		Consumer Durables & Apparel	4.99%	2.45%
		Consumer Services	4.80%	1.21%
		Materials	4.46%	7.39%
		Insurance	2.28%	5.36%
		Household & Personal Products	2.03%	2.38%
		Commercial & Professional Services	1.66%	0.98%
		Banks	0.67%	13.81%
		Telecommunication Services	–	5.29%
		Other	–	13.56%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/16 Stock Holdings)		(% of Fund's 04/30/16 Net Assets)

China	32.98%	Encana Corp.	5.91%
Canada	13.45%	Didi Chuxing Joint Co., Series A, Pfd.	4.86%
France	12.95%	Paramount Resources Ltd., Class A	4.63%
United Kingdom	7.39%	Naspers Ltd. - N	4.31%
Switzerland	7.33%	Baidu, Inc., Class A, ADR	3.97%
Brazil	5.13%	Assa Abloy AB, Class B	3.92%
South Africa	4.49%	Kuehne + Nagel International AG	3.67%
India	4.31%	Essilor International S.A.	3.40%
Sweden	4.08%	Diageo PLC	3.38%
Netherlands	3.61%	Schneider Electric SE	3.36%
Mexico	1.74%
Germany	1.52%
Belgium	1.02%
	100.00%

DAVIS GLOBAL FUND	Expense Example (Unaudited)
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended April 30, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS GLOBAL FUND	Expense Example (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/15)	(04/30/16)	(11/01/15-04/30/16)

Davis Global Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,036.32	$5.06
Hypothetical	$1,000.00	$1,019.89	$5.02
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,029.82	$11.61
Hypothetical	$1,000.00	$1,013.43	$11.51
Class C (annualized expense ratio 1.79%**)
Actual	$1,000.00	$1,032.75	$9.05
Hypothetical	$1,000.00	$1,015.96	$8.97
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,037.75	$3.75
Hypothetical	$1,000.00	$1,021.18	$3.72

Davis International Fund
Class A (annualized expense ratio 1.08%**)
Actual	$1,000.00	$997.49	$5.36
Hypothetical	$1,000.00	$1,019.49	$5.42
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$992.07	$11.39
Hypothetical	$1,000.00	$1,013.43	$11.51
Class C (annualized expense ratio 2.17%**)
Actual	$1,000.00	$993.12	$10.75
Hypothetical	$1,000.00	$1,014.07	$10.87
Class Y (annualized expense ratio 0.81%**)
Actual	$1,000.00	$999.93	$4.03
Hypothetical	$1,000.00	$1,020.84	$4.07

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
April 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (89.08%)
CONSUMER DISCRETIONARY – (22.13%)
Consumer Durables & Apparel – (0.22%)
Hunter Douglas N.V. (Netherlands)	18,510	$932,575
Consumer Services – (4.19%)
Las Vegas Sands Corp.	41,300	1,864,695
New Oriental Education & Technology Group, Inc., ADR (China)*	117,500	4,601,300
TAL Education Group, Class A, ADR (China)*	79,750	4,614,335
Xiabu Xiabu Catering Management Co., Ltd. (China)	11,554,420	6,852,007
		17,932,337
Media – (5.56%)
Grupo Televisa S.A.B., ADR (Mexico)	178,660	5,222,232
Liberty Global PLC, LiLAC Class C *	7,574	307,580
Liberty Global PLC, Series C *	151,610	5,548,926
Naspers Ltd. - N (South Africa)	92,850	12,739,957
		23,818,695
Retailing – (12.16%)
Amazon.com, Inc. *	41,490	27,366,389
CarMax, Inc. *	202,450	10,719,727
JD.com Inc., Class A, ADR (China)*	256,060	6,544,894
Jumei International Holding Ltd., Class A, ADR (China)*	14,050	88,937
Vipshop Holdings Ltd., Class A, ADR (China)*	539,080	7,353,051
		52,072,998
	Total Consumer Discretionary	94,756,605
CONSUMER STAPLES – (3.81%)
Food, Beverage & Tobacco – (3.81%)
Diageo PLC (United Kingdom)	211,915	5,715,951
Heineken Holding N.V. (Netherlands)	68,799	5,679,129
United Spirits Ltd. (India)*	137,700	4,922,365
	Total Consumer Staples	16,317,445
ENERGY – (8.92%)
Apache Corp.	186,000	10,118,400
Cabot Oil & Gas Corp.	317,110	7,420,374
Encana Corp. (Canada)	2,695,470	20,647,300
	Total Energy	38,186,074
FINANCIALS – (17.98%)
Banks – (5.33%)
JPMorgan Chase & Co.	207,240	13,097,568
Standard Chartered PLC (United Kingdom)*	271,493	2,190,138
Wells Fargo & Co.	151,070	7,550,479
		22,838,185
Diversified Financials – (11.41%)
Capital Markets – (3.68%)
CETIP S.A. - Mercados Organizados (Brazil)	71,420	876,747
Charles Schwab Corp.	149,760	4,254,682
Noah Holdings Ltd., ADS (China)*	431,380	10,603,320
		15,734,749
Consumer Finance – (1.18%)
American Express Co.	65,200	4,266,036

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Consumer Finance – (Continued)
LendingClub Corp. *	97,720	$771,988
		5,038,024
Diversified Financial Services – (6.55%)
Berkshire Hathaway Inc., Class B *	159,800	23,247,704
BM&FBOVESPA S.A. (Brazil)	964,300	4,816,944
		28,064,648
		48,837,421
Insurance – (1.24%)
Multi-line Insurance – (1.24%)
Sul America S.A. (Brazil)	1,090,200	5,309,544
	Total Financials	76,985,150
HEALTH CARE – (2.10%)
Pharmaceuticals, Biotechnology & Life Sciences – (2.10%)
Valeant Pharmaceuticals International, Inc. (Canada)*	269,310	8,984,181
	Total Health Care	8,984,181
INDUSTRIALS – (14.00%)
Capital Goods – (6.42%)
Brenntag AG (Germany)	23,210	1,360,989
IMI PLC (United Kingdom)	76,940	1,051,136
Rockwell Automation, Inc.	54,030	6,130,784
Schneider Electric SE (France)	53,820	3,502,856
United Technologies Corp.	123,730	12,913,700
WESCO International, Inc. *	43,320	2,546,783
		27,506,248
Transportation – (7.58%)
CAR Inc. (China)*	4,946,900	5,650,393
InterGlobe Aviation Ltd. (India)*	640,340	10,310,314
Wesco Aircraft Holdings, Inc. *	1,142,180	16,481,658
		32,442,365
	Total Industrials	59,948,613
INFORMATION TECHNOLOGY – (17.33%)
Software & Services – (16.63%)
58.com Inc., Class A, ADR (China)*	6,200	338,830
Alphabet, Inc., Class A *	8,773	6,210,231
Alphabet, Inc., Class C *	18,043	12,503,979
Angie's List Inc. *	374,960	3,280,900
ASAC II L.P. *(a)	2,100,000	5,250,840
Baidu, Inc., Class A, ADR (China)*	51,990	10,101,657
Facebook Inc., Class A *	37,850	4,450,403
Quotient Technology Inc. *	1,134,740	13,185,679
SouFun Holdings Ltd., Class A, ADR (China)*	2,030,290	11,552,350
YY Inc., Class A, ADR (China)*	68,780	4,320,760
		71,195,629
Technology Hardware & Equipment – (0.70%)
HP Inc.	244,540	3,000,506
	Total Information Technology	74,196,135

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2016 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (2.81%)
	LafargeHolcim Ltd. (Switzerland)	103,636	$5,222,005
	Monsanto Co.	72,910	6,830,209
		Total Materials	12,052,214
	TOTAL COMMON STOCK – (Identified cost $356,233,280)		381,426,417
PREFERRED STOCK – (5.70%)
INFORMATION TECHNOLOGY – (5.70%)
Software & Services – (5.70%)
	Didi Chuxing Joint Co., Series A (China)*(a)	479,462	18,328,442
	Internet Plus Holdings Ltd., Series A-10 (China)*(a)	1,630,518	6,091,615
		Total Information Technology	24,420,057
	TOTAL PREFERRED STOCK – (Identified cost $18,836,556)		24,420,057
SHORT-TERM INVESTMENTS – (5.11%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.40%, 05/02/16, dated 04/29/16, repurchase value of $4,355,145 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.50%, 11/15/16-02/15/46, total market value $4,442,100)	$4,355,000	4,355,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.32%, 05/02/16, dated 04/29/16, repurchase value of $4,446,119 (collateralized by: U.S. Government agency obligations in a pooled cash account, 1.875%-2.00%, 11/30/21-07/31/22, total market value $4,534,920)	4,446,000	4,446,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.32%, 05/02/16, dated 04/29/16, repurchase value of $8,710,232 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 11/01/30-05/01/46, total market value $8,884,200)	8,710,000	8,710,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.34%, 05/02/16, dated 04/29/16, repurchase value of $4,355,123 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 04/01/25-04/01/46, total market value $4,442,100)	4,355,000	4,355,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $21,866,000)		21,866,000
	Total Investments – (99.89%) – (Identified cost $396,935,836) – (b)		427,712,474
	Other Assets Less Liabilities – (0.11%)		464,205
	Net Assets – (100.00%)		$428,176,679

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $397,380,328. At April 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation		$55,666,446
	Unrealized depreciation		(25,334,300)
	Net unrealized appreciation		$30,332,146

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
April 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (89.44%)
CONSUMER DISCRETIONARY – (21.33%)
Consumer Durables & Apparel – (4.79%)
Hermes International (France)	8,600	$3,062,552
Hunter Douglas N.V. (Netherlands)	35,343	1,780,659
		4,843,211
Consumer Services – (4.61%)
New Oriental Education & Technology Group, Inc., ADR (China)*	27,530	1,078,075
TAL Education Group, Class A, ADR (China)*	18,670	1,080,246
Xiabu Xiabu Catering Management Co., Ltd. (China)	4,212,210	2,497,926
		4,656,247
Media – (5.98%)
Grupo Televisa S.A.B., ADR (Mexico)	57,680	1,685,986
Naspers Ltd. - N (South Africa)	31,750	4,356,421
		6,042,407
Retailing – (5.95%)
Ctrip.com International, Ltd., ADR (China)*	21,560	940,232
JD.com Inc., Class A, ADR (China)*	107,340	2,743,610
Jumei International Holding Ltd., Class A, ADR (China)*	6,200	39,246
Vipshop Holdings Ltd., Class A, ADR (China)*	167,780	2,288,519
		6,011,607
	Total Consumer Discretionary	21,553,472
CONSUMER STAPLES – (8.18%)
Food, Beverage & Tobacco – (6.22%)
Diageo PLC (United Kingdom)	126,447	3,410,635
Heineken Holding N.V. (Netherlands)	20,860	1,721,924
United Spirits Ltd. (India)*	32,280	1,153,914
		6,286,473
Household & Personal Products – (1.96%)
L'Oréal S.A. (France)	10,880	1,973,994
	Total Consumer Staples	8,260,467
ENERGY – (10.54%)
Encana Corp. (Canada)	779,450	5,970,587
Paramount Resources Ltd., Class A (Canada)*	642,880	4,678,006
	Total Energy	10,648,593
FINANCIALS – (10.27%)
Banks – (0.65%)
Standard Chartered PLC (United Kingdom)*	80,834	652,089
Diversified Financials – (7.43%)
Capital Markets – (3.30%)
Noah Holdings Ltd., ADS (China)*	135,670	3,334,769
Diversified Financial Services – (4.13%)
BM&FBOVESPA S.A. (Brazil)	554,760	2,771,179
Groupe Bruxelles Lambert S.A. (Belgium)	11,200	989,159
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,960	414,087
		4,174,425
		7,509,194

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (2.19%)
Multi-line Insurance – (2.19%)
Sul America S.A. (Brazil)	453,500	$2,208,657
	Total Financials	10,369,940
HEALTH CARE – (5.78%)
Health Care Equipment & Services – (3.40%)
Essilor International S.A. (France)	26,500	3,430,371
Pharmaceuticals, Biotechnology & Life Sciences – (2.38%)
Valeant Pharmaceuticals International, Inc. (Canada)*	72,150	2,406,924
	Total Health Care	5,837,295
INDUSTRIALS – (19.78%)
Capital Goods – (9.60%)
Assa Abloy AB, Class B (Sweden)	188,830	3,959,799
Brenntag AG (Germany)	14,320	839,697
IMI PLC (United Kingdom)	22,220	303,564
Meggitt PLC (United Kingdom)	199,216	1,195,485
Schneider Electric SE (France)	52,230	3,399,372
		9,697,917
Commercial & Professional Services – (1.59%)
Regus PLC (United Kingdom)	377,000	1,610,697
Transportation – (8.59%)
CAR Inc. (China)*	1,697,500	1,938,900
InterGlobe Aviation Ltd. (India)*	187,957	3,026,354
Kuehne + Nagel International AG (Switzerland)	25,770	3,712,513
		8,677,767
	Total Industrials	19,986,381
INFORMATION TECHNOLOGY – (9.28%)
Software & Services – (9.28%)
58.com Inc., Class A, ADR (China)*	3,340	182,531
Baidu, Inc., Class A, ADR (China)*	20,635	4,009,380
SouFun Holdings Ltd., Class A, ADR (China)*	559,470	3,183,384
YY Inc., Class A, ADR (China)*	31,830	1,999,561
	Total Information Technology	9,374,856
MATERIALS – (4.28%)
Air Liquide S.A. (France)	6,240	707,366
LafargeHolcim Ltd. (Switzerland)	59,317	2,988,862
Linde AG (Germany)	4,140	632,384
	Total Materials	4,328,612
TOTAL COMMON STOCK – (Identified cost $91,506,152)		90,359,616

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2016 (Unaudited)

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (6.62%)
INFORMATION TECHNOLOGY – (6.62%)
Software & Services – (6.62%)
	Didi Chuxing Joint Co., Series A (China)*(a)	128,505	$4,912,373
	Internet Plus Holdings Ltd., Series A-10 (China)*(a)	475,314	1,775,773
		Total Information Technology	6,688,146
	TOTAL PREFERRED STOCK – (Identified cost $5,156,363)		6,688,146
SHORT-TERM INVESTMENTS – (3.71%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.40%, 05/02/16, dated 04/29/16, repurchase value of $746,025 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.50%, 11/15/16-02/15/46, total market value $760,920)	$746,000	746,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.32%, 05/02/16, dated 04/29/16, repurchase value of $761,020 (collateralized by: U.S. Government agency obligations in a pooled cash account, 1.875%-2.00%, 11/30/21-07/31/22, total market value $776,220)	761,000	761,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.32%, 05/02/16, dated 04/29/16, repurchase value of $1,491,040 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.631%-7.00%, 12/01/19-08/20/65, total market value $1,520,820)	1,491,000	1,491,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.34%, 05/02/16, dated 04/29/16, repurchase value of $746,021 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 09/01/37-04/01/46, total market value $760,920)	746,000	746,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,744,000)		3,744,000
	Total Investments – (99.77%) – (Identified cost $100,406,515) – (b)		100,791,762
	Other Assets Less Liabilities – (0.23%)		230,155
	Net Assets – (100.00%)		$101,021,917

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $100,426,772. At April 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$10,218,405
	Unrealized depreciation		(9,853,415)
	Net unrealized appreciation		$364,990

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At April 30, 2016 (Unaudited)

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$427,712,474	$100,791,762
Cash	1,232	1,873
Receivables:
Capital stock sold	907,461	8,996
Dividends and interest	490,268	322,575
Investment securities sold	540,364	163,999
Prepaid expenses	3,309	1,070
Due from Adviser	148	226
Total assets	429,655,256	101,290,501
LIABILITIES:
Payables:
Capital stock redeemed	700,984	25,593
Deferred foreign taxes	350,136	120,415
Accrued custodian fees	71,700	32,226
Accrued distribution and service plan fees	78,530	2,077
Accrued investment advisory fee	192,760	45,380
Other accrued expenses	84,467	42,893
Total liabilities	1,478,577	268,584
NET ASSETS	$428,176,679	$101,021,917
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$1,157,067	$514,287
Additional paid-in capital	407,168,035	99,894,835
Accumulated net investment loss	(347,181)	(96,012)
Accumulated net realized gains (losses) from investments and foreign currency transactions	(10,219,204)	450,694
Net unrealized appreciation on investments and foreign currency transactions**	30,417,962	258,113
Net Assets	$428,176,679	$101,021,917

*Including:
Cost of investments	$396,935,836	$100,406,515

**Net of deferred foreign taxes of	350,136	120,415

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At April 30, 2016 (Unaudited)

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$98,155,980	$8,498,906
Shares outstanding	5,257,291	855,452
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$18.67	$9.93
Maximum offering price per share (100/95.25 of net asset value)†	$19.60	$10.43
CLASS B SHARES:
Net assets	$658,610	$79,303
Shares outstanding	37,701	8,374
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$17.47	$9.47
CLASS C SHARES:
Net assets	$75,869,744	$1,367,376
Shares outstanding	4,262,629	144,099
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$17.80	$9.49
CLASS Y SHARES:
Net assets	$253,492,345	$91,076,332
Shares outstanding	13,583,709	9,277,805
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.66	$9.82

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2016 (Unaudited)

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$1,549,435	$377,394
Interest	23,398	15,097
Net securities lending fees	7,074	1,466
Total income	1,579,907	393,957
Expenses:
Investment advisory fees (Note 3)	1,060,654	259,077
Custodian fees	111,638	49,506
Transfer agent fees:
Class A	50,256	6,089
Class B	2,714	1,603
Class C	42,608	2,609
Class Y	79,862	3,859
Audit fees	10,047	10,047
Legal fees	682	174
Accounting fees (Note 3)	4,248	1,500
Reports to shareholders	18,507	2,750
Directors' fees and expenses	9,574	4,507
Registration and filing fees	57,558	37,500
Miscellaneous	17,066	12,543
Distribution and service plan fees (Note 3):
Class A	101,789	5,401
Class B	3,308	481
Class C	341,184	7,036
Total expenses	1,911,695	404,682
Reimbursement of expenses by Adviser (Note 3)	(617)	(1,362)
Net expenses	1,911,078	403,320
Net investment loss	(331,171)	(9,363)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions**	(9,558,311)	496,257
Foreign currency transactions	(138,049)	(29,638)
Net realized gain (loss)	(9,696,360)	466,619
Net increase (decrease) in unrealized appreciation***	24,022,009	(573,932)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	14,325,649	(107,313)
Net increase (decrease) in net assets resulting from operations	$13,994,478	$(116,676)

*Net of foreign taxes withheld as follows	$60,902	$39,653

**Net of foreign taxes of	47,505	–

***Net of deferred foreign taxes of	350,136	110,514

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2016 (Unaudited)

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment loss	$(331,171)	$(9,363)
Net realized gain (loss) from investments and foreign currency transactions	(9,696,360)	466,619
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	24,022,009	(573,932)
Net increase (decrease) in net assets resulting from operations	13,994,478	(116,676)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(28,679)
Class Y	(182,144)	(649,495)
Realized gains from investment transactions:
Class A	(5,429,395)	(233,015)
Class B	(43,832)	(3,603)
Class C	(3,826,599)	(50,665)
Class Y	(13,073,669)	(2,875,832)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	4,342,835	1,384,061
Class B	(54,254)	(25,175)
Class C	13,686,227	(108,388)
Class Y	24,915,391	4,088,207
Total increase in net assets	34,329,038	1,380,740
NET ASSETS:
Beginning of period	393,847,641	99,641,177
End of period*	$428,176,679	$101,021,917

*Including accumulated net investment loss of	$(347,181)	$(96,012)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2015

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$208,021	$697,109
Net realized gain from investments and foreign currency transactions	22,377,375	5,038,558
Net decrease in unrealized appreciation on investments and foreign currency transactions	(24,773,658)	(7,102,648)
Net decrease in net assets resulting from operations	(2,188,262)	(1,366,981)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(72,894)	(26,141)
Class Y	(652,871)	(494,794)
Realized gains from investment transactions:
Class A	(492,901)	–
Class B	(7,062)	–
Class C	(267,163)	–
Class Y	(1,287,608)	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	34,827,610	831,282
Class B	(279,865)	78
Class C	35,846,320	753,624
Class Y	86,844,111	29,337,382
Total increase in net assets	152,269,415	29,034,450
NET ASSETS:
Beginning of year	241,578,226	70,606,727
End of year*	$393,847,641	$99,641,177

*Including undistributed net investment income of	$166,134	$591,525

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively "Funds"):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds' shares.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

restrictions. The Funds may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of April 30, 2016 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$94,756,605	$21,553,472
Consumer Staples	16,317,445	8,260,467
Energy	38,186,074	10,648,593
Financials	76,985,150	10,369,940
Health Care	8,984,181	5,837,295
Industrials	59,948,613	19,986,381
Information Technology	68,945,295	9,374,856
Materials	12,052,214	4,328,612
Total Level 1	376,175,577	90,359,616
Level 2 – Other Significant Observable Inputs:
Short-term securities	21,866,000	3,744,000
Total Level 2	21,866,000	3,744,000
Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	29,670,897	6,688,146
Total Level 3	29,670,897	6,688,146
Total Investments	$427,712,474	$100,791,762

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended April 30, 2016.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended April 30, 2016:

	Davis Global Fund	Davis International Fund
Investment Securities:
Beginning balance	$24,362,121	$5,337,810
Cost of purchases	2,271,307	571,083
Increase in unrealized appreciation	3,037,469	779,253
Ending balance	$29,670,897	$6,688,146

Increase in unrealized appreciation during the period on Level 3 securities still held at April 30, 2016 and included in the change in net assets for the period	$3,037,469	$779,253

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	April 30, 2016	Technique	Input	Amount
Davis Global Fund	Common Stock	$5,250,840	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount Rate	5.50%

	Preferred Stock	18,328,442	Market Approach	Transaction Price	$38.2271

	Preferred Stock	6,091,615	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.22%
		$29,670,897

Davis International Fund	Preferred Stock	$4,912,373	Market Approach	Transaction Price	$38.2271

	Preferred Stock	1,775,773	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.22%
		$6,688,146

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

Based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended April 30, 2016 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$143,132,386	$19,736,834
Proceeds from sales	133,944,153	20,030,754

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of April 30, 2016, a related shareholder's investment in Davis International Fund represents 83% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the six months ended April 30, 2016, such reimbursements for Class B shares of Davis Global Fund and Davis International Fund amounted to $617 and $1,362, respectively.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Six months ended April 30, 2016 (Unaudited)
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$9,505	$1,095
Accounting fees paid to Adviser	4,248	1,500

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Six months ended April 30, 2016 (Unaudited)
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B	$2,488	$362
Class C	255,888	5,277

Service fees:
Class A	101,789	5,401
Class B	820	119
Class C	85,296	1,759

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Six months ended April 30, 2016 (Unaudited)
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$21,008	$1,260
Class A commissions re-allowed to investment dealers	121,122	7,075
Total commissions earned on sales of Class A	$142,130	$8,335

Commission advances by the Distributor on the sale of:
Class C	$75,055	$308

CDSCs received by the Distributor from:
Class B	602	–
Class C	11,550	–

NOTE 4 - CAPITAL STOCK

At April 30, 2016, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 175 million shares each are designated to Davis Global Fund and Davis International Fund. As of May 1, 2013, Class B shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Six months ended April 30, 2016 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	973,851	276,361	(1,009,877)	240,335
Class B	1,345	2,595	(7,376)	(3,436)
Class C	1,279,638	217,145	(706,619)	790,164
Class Y	3,761,365	690,748	(3,105,157)	1,346,956
Value: Class A	$17,215,315	$4,963,448	$(17,835,928)	$4,342,835
Class B	22,576	43,831	(120,661)	(54,254)
Class C	21,805,393	3,730,544	(11,849,710)	13,686,227
Class Y	65,744,020	12,392,022	(53,220,651)	24,915,391

Davis International Fund
Shares: Class A	363,905	20,577	(256,334)	128,148
Class B	–	329	(3,051)	(2,722)
Class C	19,005	5,262	(37,516)	(13,249)
Class Y	190,122	364,094	(123,041)	431,175
Value: Class A	$3,405,048	$199,391	$(2,220,378)	$1,384,061
Class B	–	3,052	(28,227)	(25,175)
Class C	173,594	48,890	(330,872)	(108,388)
Class Y	1,750,707	3,490,366	(1,152,866)	4,088,207

* Davis Global Fund: net of redemption fees amounting to $1,697, $2,110, and $2,888 for Class A, Class C, and Class Y, respectively.
   Davis International Fund: net of redemption fees amounting to $241 for Class Y.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended October 31, 2015
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	2,491,861	28,785	(731,228)	1,789,418
Class B	18,390	394	(34,595)	(15,811)
Class C	2,274,701	14,653	(368,630)	1,920,724
Class Y	9,066,055	102,465	(4,816,074)	4,352,446
Value: Class A	$48,123,412	$525,894	$(13,821,696)	$34,827,610
Class B	336,523	6,875	(623,263)	(279,865)
Class C	42,297,972	258,769	(6,710,421)	35,846,320
Class Y	173,461,333	1,866,921	(88,484,143)	86,844,111

Davis International Fund
Shares: Class A	220,605	2,486	(141,853)	81,238
Class B	1,734	–	(1,792)	(58)
Class C	79,928	–	(6,107)	73,821
Class Y	2,985,494	48,538	(165,210)	2,868,822
Value: Class A	$2,322,963	$25,332	$(1,517,013)	$831,282
Class B	18,161	–	(18,083)	78
Class C	813,406	–	(59,782)	753,624
Class Y	30,623,391	488,295	(1,774,304)	29,337,382

* Davis Global Fund: net of redemption fees amounting to $16,343, $166, $1,253, and $11,627, for Class A, Class B, Class C, and Class Y, respectively.
   Davis International Fund: net of redemption fees amounting to $190 and $2,259, for Class A and Class Y, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the six months ended April 30, 2016.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of April 30, 2016, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2016 (Unaudited)

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $29,670,897 or 6.93% of the Fund's net assets as of April 30, 2016. The aggregate value of restricted securities in Davis International Fund amounted to $6,688,146 or 6.62% of the Fund's net assets as of April 30, 2016. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of April 30, 2016
Davis Global Fund	ASAC II L.P.	10/10/13	2,100,000	$1.00	$2.5004
Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$38.2271
Davis Global Fund	Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	1,630,518	$3.0921	$3.736
Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$38.2271
Davis International Fund	Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	475,314	$3.0921	$3.736

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) [a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Six months ended April 30, 2016[e]	$19.11	$(0.02)	$0.67	$0.65
Year ended October 31, 2015	$19.08	$0.01	$0.18	$0.19
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Year ended October 31, 2013	$12.90	$0.08	$4.12	$4.20
Year ended October 31, 2012	$12.25	$0.06	$0.63	$0.69
Year ended October 31, 2011	$13.32	$0.09	$(0.93)	$(0.84)
Davis Global Fund Class B:
Six months ended April 30, 2016[e]	$18.06	$(0.12)	$0.62	$0.50
Year ended October 31, 2015	$18.26	$(0.27)	$0.21	$(0.06)
Year ended October 31, 2014	$16.35	$(0.17)	$2.08	$1.91
Year ended October 31, 2013	$12.47	$(0.11)	$4.00	$3.89
Year ended October 31, 2012	$11.96	$(0.09)	$0.60	$0.51
Year ended October 31, 2011	$13.01	$(0.06)	$(0.91)	$(0.97)
Davis Global Fund Class C:
Six months ended April 30, 2016[e]	$18.33	$(0.08)	$0.64	$0.56
Year ended October 31, 2015	$18.44	$(0.13)	$0.16	$0.03
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Year ended October 31, 2013	$12.54	$(0.06)	$4.01	$3.95
Year ended October 31, 2012	$11.99	$(0.06)	$0.61	$0.55
Year ended October 31, 2011	$13.03	$(0.02)	$(0.91)	$(0.93)
Davis Global Fund Class Y:
Six months ended April 30, 2016[e]	$19.09	$0.01	$0.67	$0.68
Year ended October 31, 2015	$19.07	$0.05	$0.18	$0.23
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Year ended October 31, 2013	$12.89	$0.12	$4.11	$4.23
Year ended October 31, 2012	$12.24	$0.09	$0.63	$0.72
Year ended October 31, 2011	$13.30	$0.14	$(0.94)	$(0.80)
Davis International Fund Class A:
Six months ended April 30, 2016[e]	$10.33	$(0.02)	$(0.01)	$(0.03)
Year ended October 31, 2015	$10.61	$0.04	$(0.28)	$(0.24)
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Year ended October 31, 2013	$8.30	$0.05	$1.94	$1.99
Year ended October 31, 2012	$8.02	$0.05	$0.37	$0.42
Year ended October 31, 2011	$9.17	$(0.04)	$(1.07)	$(1.11)
Davis International Fund Class B:
Six months ended April 30, 2016[e]	$9.88	$(0.07)	$(0.01)	$(0.08)
Year ended October 31, 2015	$10.22	$(0.08)	$(0.26)	$(0.34)
Year ended October 31, 2014	$9.89	$(0.07)	$0.40	$0.33
Year ended October 31, 2013	$8.07	$(0.03)	$1.88	$1.85
Year ended October 31, 2012	$7.74	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.29)	$(1.34)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$(1.09)	$–	$(1.09)	$18.67	3.63%	$98,156	1.00%[f]	1.00%[f]	(0.18)%[f]	35%
$(0.02)	$(0.14)	$–	$(0.16)	$19.11	1.05%	$95,856	0.97%	0.97%	0.05%	35%
$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%
$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%
$(0.04)	$–	$–	$(0.04)	$12.90	5.63%	$30,826	1.05%	1.05%	0.46%	43%
$(0.23)	$–	$–	$(0.23)	$12.25	(6.48)%	$30,638	1.03%	1.03%	0.72%	28%

$–	$(1.09)	$–	$(1.09)	$17.47	2.98%	$659	2.48%[f]	2.30%[f]	(1.48)%[f]	35%
$–	$(0.14)	$–	$(0.14)	$18.06	(0.29)%	$743	2.36%	2.30%	(1.28)%	35%
$–	$–	$–	$–	$18.26	11.68%	$1,040	2.26%	2.26%	(0.98)%	33%
$(0.01)	$–	$–	$(0.01)	$16.35	31.17%	$1,459	2.39%	2.30%	(0.77)%	30%
$–	$–	$–	$–	$12.47	4.26%	$1,509	2.41%	2.30%	(0.79)%	43%
$(0.08)	$–	$–	$(0.08)	$11.96	(7.56)%	$1,996	2.23%	2.23%	(0.48)%	28%

$–	$(1.09)	$–	$(1.09)	$17.80	3.28%	$75,870	1.79%[f]	1.79%[f]	(0.97)%[f]	35%
$–	$(0.14)	$–	$(0.14)	$18.33	0.20%	$63,663	1.80%	1.80%	(0.78)%	35%
$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%
$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%
$–	$–	$–	$–	$12.54	4.59%	$7,718	1.99%	1.99%	(0.48)%	43%
$(0.11)	$–	$–	$(0.11)	$11.99	(7.26)%	$9,431	1.96%	1.96%	(0.21)%	28%

$(0.02)	$(1.09)	$–	$(1.11)	$18.66	3.77%	$253,492	0.74%[f]	0.74%[f]	0.08%[f]	35%
$(0.07)	$(0.14)	$–	$(0.21)	$19.09	1.28%	$233,586	0.73%	0.73%	0.29%	35%
$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%
$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%
$(0.07)	$–	$–	$(0.07)	$12.89	5.96%	$85,802	0.75%	0.75%	0.76%	43%
$(0.26)	$–	$–	$(0.26)	$12.24	(6.24)%	$88,784	0.76%	0.76%	0.99%	28%

$(0.04)	$(0.33)	$–	$(0.37)	$9.93	(0.25)%	$8,499	1.08%[f]	1.08%[f]	(0.24)%[f]	22%
$(0.04)	$–	$–	$(0.04)	$10.33	(2.25)%	$7,510	1.14%	1.14%	0.45%	23%
$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%
$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%
$(0.14)	$–	$–	$(0.14)	$8.30	5.39%	$3,387	1.37%	1.30%	0.55%	8%
$(0.04)	$–	$–	$(0.04)	$8.02	(12.19)%	$3,012	0.94%	0.94%	(0.44)%	14%

$–	$(0.33)	$–	$(0.33)	$9.47	(0.79)%	$79	5.12%[f]	2.30%[f]	(1.46)%[f]	22%
$–	$–	$–	$–	$9.88	(3.33)%	$110	4.69%	2.30%	(0.71)%	23%
$–	$–	$–	$–	$10.22	3.34%	$114	4.27%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	22.96%	$126	4.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.07	4.26%	$110	4.40%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.74	(14.76)%	$136	5.31%	2.30%	(0.60)%	14%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) [a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Six months ended April 30, 2016[e]	$9.89	$(0.06)	$(0.01)	$(0.07)
Year ended October 31, 2015	$10.22	$(0.06)	$(0.27)	$(0.33)
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Year ended October 31, 2013	$8.06	$(0.06)	$1.92	$1.86
Year ended October 31, 2012	$7.73	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.30)	$(1.35)
Davis International Fund Class Y:
Six months ended April 30, 2016[e]	$10.23	$–[g]	$(0.01)	$(0.01)
Year ended October 31, 2015	$10.50	$0.08	$(0.27)	$(0.19)
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49
Year ended October 31, 2013	$8.22	$0.08	$1.93	$2.01
Year ended October 31, 2012	$7.89	$0.08	$0.37	$0.45
Year ended October 31, 2011	$9.19	$0.14	$(1.38)	$(1.24)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year. The Funds' performance benefited from IPO purchases in 2013 and/or 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$(0.33)	$–	$(0.33)	$9.49	(0.69)%	$1,367	2.17%[f]	2.17%[f]	(1.33)%[f]	22%
$–	$–	$–	$–	$9.89	(3.23)%	$1,556	2.18%	2.18%	(0.59)%	23%
$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.06	4.27%	$233	3.88%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.73	(14.87)%	$221	3.13%	2.30%	(0.58)%	14%

$(0.07)	$(0.33)	$–	$(0.40)	$9.82	(0.01)%	$91,076	0.81%[f]	0.81%[f]	0.03%[f]	22%
$(0.08)	$–	$–	$(0.08)	$10.23	(1.84)%	$90,466	0.80%	0.80%	0.79%	23%
$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%
$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%
$(0.12)	$–	$–	$(0.12)	$8.22	5.80%	$46,794	0.90%	0.90%	0.95%	8%
$(0.06)	$–	$–	$(0.06)	$7.89	(13.61)%	$44,140	0.89%	0.89%	1.52%	14%

[e]	Unaudited.

[f]	Annualized.

[g]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited)
DAVIS INTERNATIONAL FUND

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2016. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Global Fund and Davis International Fund and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process as well as the experience, capability and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints (if applicable) of each of the Funds, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Funds' net assets increase, and whether the fee schedules should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Funds and Davis Advisors' other lines of business.

Davis Global Fund

The Independent Directors noted that Davis Global Fund Class A shares had outperformed its benchmark, the Morgan Stanley Capital International All Country World Index ("MSCI ACWI®"), over the one-, three-, five-, and ten-year time periods, as well as, since inception (December 22, 2004), all ended February 29, 2016. Lipper (an independent service provider) presented a report to the Independent Directors that compared the Fund to all retail and institutional global multi-cap growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average and the relevant Lipper Index over all time periods, which include the one-, two-, three-, four-, five-, and ten-year periods, ended December 31, 2015. The Independent Directors noted that the Fund had outperformed the MSCI ACWI® in 5 out of 7 rolling five-year time frames and outperformed the Performance Universe in 4 out of 7 rolling five-year time frames, while matching performance in 1 out of 7 rolling five-year time frames, ended December 31 for each year from 2009 through 2015. The Fund outperformed the MSCI ACWI® and Performance Universe in 2 out of 2 rolling ten-year time frames, ended December 31 for each year from 2014 through 2015.

The Independent Directors noted that the management fee and total expense ratio for Davis Global Fund Class A generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the median of its peer group as determined by Lipper. The Independent Directors also noted that the Adviser has capped expenses through March 1, 2017.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Davis International Fund

The Independent Directors noted that Davis International Fund Class A shares had outperformed its benchmark, the Morgan Stanley Capital International All Country World Index ex USA ("MSCI ACWI® ex USA"), over the one-, three-, and five-year time periods, while matching performance since inception (December 29, 2006), all ended February 29, 2016. Lipper (an independent service provider) presented a report to the Independent Directors that compared the Fund to all retail and institutional international multi-cap growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe over the three-year time period, but underperformed the Performance Universe over the one-, two-, four-, and five-year time periods, all ended December 31, 2015. The Fund outperformed the relevant Lipper Index over the two-, three-, and four-year time periods, but underperformed the relevant Lipper Index over the one- and five-year time periods, all ended December 31, 2015. The Independent Directors noted that the Fund had outperformed the MSCI ACWI® ex USA in 2 out of 5 rolling five-year time frames, ended December 31 for each year from 2011 through 2015. The Fund underperformed the Performance Universe in all 5 rolling five-year time frames, ended December 31 for each year from 2011 through 2015.

The Independent Directors noted that the management fee and total expense ratio for Davis International Fund Class A generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the median of its peer group as determined by Lipper. The Independent Directors also noted that the Adviser has capped expenses through March 1, 2017.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Global Fund and Davis International Fund and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Davis Global Fund and Davis International Fund were reasonable in light of the nature, quality and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: July 1, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: July 1, 2016